EXHIBIT 8

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Frederick Inglis Watt

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Frederick Inglis Watt

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

35

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

7422

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Frederick Inglis Watt

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Spouse

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Mr Helen Watt

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Spouse

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

31

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

7453

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Sir George Ross Mathewson

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Sir George Ross Mathewson

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

8

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

247978

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Iain Samuel Robertson

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Iain Samuel Robertson

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

1111

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

125139

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Norman Cardie McLuskie

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Norman Cardie McLuskie

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Exercise of 2000 Sharesave Grant

7. Number of shares / amount of stock acquired

90

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£9.85

13. Date of transaction

1 October 2003

14. Date company informed

2 October 2003

15. Total holding following this notification

153243

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

156040

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Norman Cardie McLuskie

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Norman Cardie McLuskie

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

8

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

153251

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Norman Cardie McLuskie

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Adam & Company Nominees Limited

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

1242

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

154493

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

William Moore Wilson

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

William Moore Wilson

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

71

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

9793

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Eileen Alison Mackay

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self & spouse

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Alastair Muir Russell and Eileen Alison Russell

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self & spouse

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

28

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

6114

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

SCHEDULE 11

NOTIFICATION OF INTERESTS OF DIRECTORS AND CONNECTED PERSONS

1. Name of company

The Royal Bank of Scotland Group plc

2. Name of director

Eileen Alison Mackay

3. Please state whether notification indicates that it is in respect of holding of the shareholder named in 2 above or in respect of a non-beneficial interest or in the case of an individual holder if it is a holding of that person’s spouse or children under the age of 18 or in respect of a non-beneficial interest

Self

4. Name of the registered holder(s) and, if more than one holder, the number of shares held by each of them (if notified)

Eileen Alison Russell

5. Please state whether notification relates to a person(s) connected with the director named in 2 above and identify the connected person(s)

Self

6. Please state the nature of the transaction. For PEP transactions please indicate whether general/single co PEP and if discretionary/non discretionary

Shares issued in lieu of a cash dividend for the interim dividend for the year ending 31 December 2003

7. Number of shares / amount of stock acquired

26

8. Percentage of issued class

-

9. Number of shares/amount of stock disposed

-

10. Percentage of issued class

-

11. Class of security

Ordinary Shares of 25p

12. Price per share

£16.274

13. Date of transaction

10 October 2003

14. Date company informed

10 October 2003

15. Total holding following this notification

6140

16. Total percentage holding of issued class following this notification

If a director has been granted options by the company please complete the following boxes.

17. Date of grant

18. Period during which or date on which exercisable

19. Total amount paid (if any) for grant of the option

20. Description of shares or debentures involved: class, number

21. Exercise price (if fixed at time of grant) or indication that price is to be fixed at time of exercise

22. Total number of shares or debentures over which options held following this notification

23. Any additional information

24. Name of contact and telephone number for queries

Hew Campbell, Head of Group Secretariat

25. Name and signature of authorised company official responsible for making this notification

Date of Notification

13 October 2003

The FSA does not give any express or implied warranty as to the accuracy of this document or material and does not accept any liability for error or omission. The FSA is not liable for any damages (including, without limitation, damages for loss of business or loss of profits) arising in contract, tort or otherwise from the use of or inability to use this document, or any material contained in it, or from any action or decision taken as a result of using this document or any such material.

END